Exhibit 10.19

FIFTH AMENDMENT TO FINANCING AGREEMENT

THIS FIFTH AMENDMENT TO FINANCING AGREEMENT (this “Amendment”) is entered into as of February 25, 2010, by and among BODY SHOP OF AMERICA, INC., a Florida corporation (“Body Shop”), CATALOGUE VENTURES, INC., a Florida corporation (“CV,” CV, together with Body Shop and each other Person who becomes a borrower under the Financing Agreement, the “Borrowers”), BODY CENTRAL ACQUISITION CORP., a Delaware corporation (“Parent”), RINZI AIR, L.L.C., a Florida limited liability company (“Rinzi,” Rinzi, together with Parent and each other Person who becomes a guarantor under the Financing Agreement, the “Guarantors,” such Guarantors, together with the Borrowers, the “Loan Parties”), DYMAS FUNDING COMPANY, LLC, as administrative agent (in such capacity, “Administrative Agent”) for the Lenders, and the financial institutions from time to time party thereto as Lenders.

W I T N E S S E T H:

WHEREAS, Loan Parties, Administrative Agent and Lenders have entered into that certain Financing Agreement dated as of October 1, 2006 (as heretofore amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Financing Agreement”);

WHEREAS, Loan Parties have requested that Administrative Agent and Lenders amend the Financing Agreement; and

WHEREAS, Administrative Agent and Lenders have agreed to amend the Financing Agreement, on the terms and subject to the conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1.                                       Defined Terms.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Financing Agreement, as amended hereby.

2.                                       Additional Covenants of Borrowers

2.1                                 Guarantor Acknowledgment.  Within ten (10) days after the date hereof, the Borrowers shall cause to be delivered to the Administrative Agent a copy of the attached acknowledgment hereto duly executed and delivered by each of the Investor Guarantors,

2.2                                 Contingent Amendment Fee.  If the Senior Leverage Ratio as of the end of the 2010 Fiscal Year is greater than 2.50 to 1.00, on the earlier to occur of (a) the date of delivery to the Administrative Agent and the Lenders of audited annual financial statements pursuant to Section 7.01(a)(i) of the Financing Agreement for such Fiscal Year, and (b) the date on which such financial statements are required to be delivered, the Borrowers shall pay to the Administrative Agent in immediately available Dollars a non-refundable amendment fee in an amount equal to three-eighths of one percent (0.375%) of the sum of the aggregate amount of all Lenders’ Revolving Loan Commitments plus the aggregate outstanding principal balance of the

Term Loans, in each case as of the date hereof, such amendment fee to be fully earned and due and payable on such date.  In event any such amendment fee is payable, thereafter, the Administrative Agent shall pay promptly to each Lender that executed and delivered to Administrative Agent a copy of this Amendment on or prior to February 25, 2010, a non-refundable amendment fee in an amount equal to three-eighths of one percent (0.375%) of the sum of such Lender’s Revolving Loan Commitment plus the portion of the aggregate outstanding principal balance of the Term Loans owing to such Lender, in each case as of the date hereof.

3.                                       Amendments to Financing Agreement.  Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 3 below, and in reliance upon the representations and warranties of each Loan Party set forth herein and in each of the Loan Documents, the Financing Agreement is hereby amended as follows:

3.1                                 Section 7.03 of the Financing Agreement is hereby deleted in its entirety and the following language is hereby substituted therefor:

Section 7.03  Financial Covenants.  So long as any principal of or interest on any Loan, Reimbursement Obligation, Letter of Credit Obligation or any other Obligation (whether or not due) shall remain unpaid or any Lender shall have any Commitment hereunder, each Loan Party shall not, unless the Required Lenders shall otherwise consent in writing:

(a)                                  Senior Leverage Ratio.  Permit the Senior Leverage Ratio as of the end of any period of four (4) consecutive fiscal quarters of the Parent and its Subsidiaries ending on or about any date set forth below to be greater than the applicable ratio set forth below:

Fiscal Quarter End	Senior Leverage Ratio

March 31, 2010	2.94 to 1.00
June 30, 2010	2.76 to 1.00
September 30, 2010	2.79 to 1.00
December 31, 2010	2.67 to 1.00
March 31, 2011	2.17 to 1.00
June 30, 2011	2.03 to 1.00
September 30, 2011	1.90 to 1.00
December 31, 2011	1.77 to 1.00
March 31, 2012 and each fiscal quarter thereafter	1.50 to 1.00

(b)                                 Fixed Charge Coverage Ratio.  Permit the Fixed Charge Coverage Ratio for any period of four (4) consecutive fiscal quarters of the Parent and its Subsidiaries ending on or about any date set forth below to be less than the applicable ratio set forth opposite such date:

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Fiscal Quarter End	Fixed Charge Coverage Ratio

March 31, 2010	0.93 to 1.00
June 30, 2010	0.91 to 1.00
September 30, 2010	0.83 to 1.00
December 31, 2010	0.92 to 1.00
March 31, 2011	0.94 to 1.00
June 30, 2011	0.94 to 1.00
September 30, 2011	0.96 to 1.00
December 31, 2011	0.84 to 1.00
March 31, 2012	0.86 to 1.00
June 30, 2012	0.89 to 1.00
September 30, 2012	0.84 to 1.00
December 31, 2012	1.10 to 1.00
March 31, 2013 and each fiscal quarter thereafter	1.34 to 1.00

(c)                                  Capital Expenditures.  Make or commit or agree to make, or permit any of its Subsidiaries to make or commit or agree to make, any Capital Expenditure (by purchase or Capitalized Lease) that would cause the aggregate amount of all Capital Expenditures made by the Parent and its Subsidiaries (i) during the Fiscal Quarters ending on or about March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010, respectively, to exceed $1,500,000 in any such Fiscal Quarter, and (ii) during any Fiscal Year ending on or about any date set forth below to exceed the amount set forth below for such Fiscal Year:

Fiscal Quarter End	Maximum Capital Expenditures

December 31, 2010	$4,500,000
December 31, 2011 and for each Fiscal Year thereafter	$5,000,000

4.                                       Conditions.  The effectiveness of this Amendment is subject to the following conditions precedent, with the date on which such conditions have been satisfied being February 25, 2010 (the “Effective Date”):

a.                                       receipt by Administrative Agent of a copy of this Amendment duly executed and delivered by each Loan Party, Administrative Agent and the Required Lenders;

b.                                      receipt by Administrative Agent in immediately available Dollars a non-refundable amendment fee in an amount equal to three-eighths of one percent (0.375%) of the sum of the aggregate amount of all Lenders’ Revolving Loan Commitments plus the aggregate outstanding principal balance of the Term Loans, in each case as of the date hereof, such amendment fee to be fully earned and due and payable on the date hereof.  Thereafter, the Administrative Agent shall pay promptly to each Lender that executes and

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delivers to Administrative Agent a copy of this Amendment on or prior to February 25, 2010, a non-refundable amendment fee in an amount equal to three-eighths of one percent (0.375%) of the sum of such Lender’s Revolving Loan Commitment plus the portion of the aggregate outstanding principal balance of the Term Loans owing to such Lender, in each case as of the date hereof;

c.                                       the truth and accuracy of the representations and warranties contained in Section 5 hereof; and

d.                                      no Default or Event of Default has occurred that is continuing.

5.                                       Representations and Warranties.  Each Loan Party hereby represents and warrants to Administrative Agent and each Lender as follows:

a.                                       after giving effect to this Amendment, the representations and warranties of the Loan Parties contained in the Loan Documents are true and correct in all material respects as of the date hereof (except to the extent that any such representation or warranty (A) expressly refers to an earlier date, in which case such representation or warranty remains true and correct as of such earlier date, (B) is not true and correct due to events or conditions, the occurrence or existence of which are not prohibited by the Financing Agreement or the other Loan Documents and which do not, in and of themselves, constitute a Default or Event of Default or (C) is not true and correct as a result of disclosures made in writing to, and approved by, the Administrative Agent and Lenders in connection with a Permitted Acquisition);

b.                                      the execution, delivery and performance by such Loan Party of this Amendment are within its powers, have been duly authorized by all necessary action pursuant to its Organization Documents, require no further action by or in respect of, or filing with, any governmental body, agency or official and do not violate, conflict with or cause a breach or a default under any provision of applicable law or regulation or of the Organization Documents of any Loan Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon it;

c.                                       this Amendment constitutes the valid and binding obligation of the Loan Parties, enforceable against such Persons in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws; and

d.                                      after giving effect to this Amendment, no Default or Event of Default exists.

6.                                       No Waiver.  Nothing contained herein is intended or should be deemed or construed to constitute a waiver of any Default or Event of Default which has occurred or exists under the Financing Agreement, or hereafter may occur under the Financing Agreement, as amended hereby, or to establish a custom or course of conduct or dealing among any Borrower, any Guarantor, Administrative Agent, the Lenders or any of them.  Except as specifically set forth herein, Administrative Agent and the Lenders hereby expressly reserve all of their rights and remedies under the Financing Agreement, as amended hereby, the other Loan Documents

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and applicable law.  Except as otherwise specifically set forth herein, nothing contained herein is intended or should be deemed or construed to constitute a waiver of compliance with any other term or condition contained in the Financing Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties.  Except as amended hereby, the Financing Agreement and other Loan Documents remain unmodified and in full force and effect.  All references in the Loan Documents to the Financing Agreement shall be deemed to be references to the Financing Agreement as amended hereby.

7.                                       Severability.  In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

8.                                       Headings.  Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

9.                                       Costs and Expenses.  Notwithstanding the provisions of Section 11.03 of the Financing Agreement, the Borrowers will pay on demand all reasonable fees and expenses of counsel for each Lender incurred in connection with the negotiation, execution and delivery of the this Amendment.

10.                                 GOVERNING LAW; SUBMISSION TO JURISDICTION.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.  EACH LOAN PARTY HEREBY RATIFIES AND AFFIRMS THE CONSENT TO THE JURISDICTION CONTAINED IN SECTION 11.09 OF THE FINANCING AGREEMENT WITH RESPECT TO ALL ACTIONS ARISING OUT OF THIS AMENDMENT.

11.                                 WAIVER OF JURY TRIAL.  EACH LOAN PARTY, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY OTHER AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AMENDMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  EACH LOAN PARTY CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF ADMINISTRATIVE AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ADMINISTRATIVE AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS.  EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A

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MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT AND THE LENDERS ENTERING INTO THIS AMENDMENT.

12.                                 Counterparts; Integration.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by telecopier, email or similar electronic transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telecopier, email or similar electronic transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.  This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

13.                                 Reaffirmation.  Each Loan Party, in its respective capacities under each of the Loan Documents to which it is a party (including the capacities of obligor, grantor, mortgagor, pledgor, guarantor, indemnitor and assignor, as applicable, and each other similar capacity, if any, in which such Loan Party has granted Liens on all or any part of the properties or assets of such Loan Party, or otherwise acts as an accommodation party, guarantor, indemnitor or surety with respect to all or any part of the Obligations), hereby (a) agrees that the terms and provisions hereof shall not affect in any way any payment, performance, observance or other obligations or liabilities of such Loan Party under the Financing Agreement or any of the other Loan Documents, all of which obligations and liabilities shall remain in full force and effect and extend to the further loans, extensions of credit and other Obligations provided for thereunder, and each of which obligations and liabilities are hereby ratified, confirmed and reaffirmed in all respects; (b) to the extent such Loan Party has granted Liens on any of its properties or assets pursuant to any of the Loan Documents to secure the prompt and complete payment, performance and/or observance of all or any part of the Obligations, acknowledges, ratifies, confirms and reaffirms such grant of Liens, and acknowledges and agrees that all of such Liens are intended and shall be deemed and construed to secure to the fullest extent set forth therein all now existing and hereafter arising Obligations

14.                                 Release.  Each Loan Party acknowledges that (a) as of the Effective Date, such Loan Party has no defenses, claims or set-offs to the enforcement of any liabilities, obligations and agreements owing to Administrative Agent or any Lender, and (b) Administrative Agent and each Lender have fully performed all such Person’s respective obligations to such Loan Party that the Administrative Agent or such Lender, as the case may be, may have had or may have on or prior to the Effective Date.  Each Loan Party hereby irrevocably releases and forever discharges Administrative Agent and each Lender and their respective affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from all damages, losses, claims, demands, liabilities, obligations, actions or causes of action whatsoever that such Loan Party may now have or claim to have currently against any Released Person on account of or in any way touching, concerning, arising out of or founded upon this Amendment, the Financing Agreement or any other Loan Document,

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whether presently known or unknown and of every nature and extent whatsoever, but only to the extent relating to matters arising on or prior to the Effective Date.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

BODY SHOP OF AMERICA, INC., a Florida corporation

By:	/s/ Allen Weinstein
Name:	Allen Weinstein
Title:	President and CEO

CATALOGUE VENTURES, INC., a Florida corporation

By:	/s/ Allen Weinstein
Name:	Allen Weinstein
Title:	Chief Executive Officer

GUARANTORS:

BODY CENTRAL ACQUISITION CORP., a Delaware corporation

By:	/s/ Allen Weinstein
Name:	Allen Weinstein
Title:	President and CEO

RINZI AIR, L.L.C., a Florida limited liability company

By:	Body Shop of America, Inc., its sole Member

By:	/s/ Allen Weinstein
Name:	Allen Weinstein
Title:	President and CEO

ADMINISTRATIVE AGENT:

DYMAS FUNDING COMPANY, LLC, as Administrative Agent

By:	Dymas Capital Management Company,
LLC, its Manger

By:	/s/ Albert D. Ricchio
Name:	Albert D. Ricchio
Title:	Managing Director

LENDERS:

A3 FUNDING LP, as a Lender

By:	A3 Fund Management LLC, its General
Partner

	By:	/s/ Eric Miller
	Name:	Eric Miller
Title:

A4 FUNDING LP, as a Lender

By:	A4 Fund Management, Inc.,
its General Partner

	By:	/s/ Eric Miller
	Name:	Eric Miller
	Title:	Vice President

ABLECO FINANCE LLC, as a Lender

By:	/s/ Eric Miller
Name:	Eric Miller
Title:

LENDER:

CAPITALSOURCE FINANCE LLC, as a Lender

By:	/s/ Joanne Fungaroli
Name:	Joanne Fungaroli
Title:	Authorized Signatory

LENDER:

CHURCHILL FINANCIAL CAYMAN LTD., as a Lender

By:	Churchill Financial LLC, as Collateral
Manager

	By:	/s/ Carey Davidson
	Name:	Carey Davidson
	Title:	Vice President

LENDERS:

NEWSTAR CREDIT OPPORTUNITIES FUNDING I LTD., as a Lender

By:	NewStar Financial, Inc., its Manager

	By:	/s/ /William P. Walsh
	Name:	William P. Walsh
	Title:	Vice President
Portfolio Management

NEWSTAR COMMERCIAL LOAN TRUST 2007-1, as a Lender

By:	NewStar Financial, Inc., as Servicer

	By:	/s/ William P. Walsh
	Name:	William P. Walsh
	Title:	Vice President
Portfolio Management

NEWSTAR TRUST 2005-1, as a Lender

By:	NewStar Financial, Inc., its Servicer and
Attorney in Fact

	By:	/s/ William P. Walsh
	Name:	William P. Walsh
	Title:	Vice President
Portfolio Management

NEWSTAR WAREHOUSE FUNDING 2005 LLC, as a Lender

By:	NewStar Financial, Inc., its Manager

	By:	/s/ William P. Walsh
	Name:	William P. Walsh
	Title:	Vice President
Portfolio Management

ACKNOWLEDGMENT

Reference is hereby made to (a) the foregoing Fifth Amendment to Financing Agreement dated as of February 25, 2010 (the “Amendment”) by and among BODY SHOP OF AMERICA, INC., a Florida corporation (“Body Shop”), CATALOGUE VENTURES, INC., a Florida corporation (“CV,” CV, together with Body Shop and each other Person who becomes a borrower under the Financing Agreement, the “Borrowers”), BODY CENTRAL ACQUISITION CORP., a Delaware corporation (“Parent”), RINZI AIR, L.L.C., a Florida limited liability company (“Rinzi,” Rinzi, together with Parent and each other Person who becomes a guarantor under the Financing Agreement, the “Guarantors,” such Guarantors, together with the Borrowers, the “Loan Parties”), DYMAS FUNDING COMPANY, LLC, as administrative agent (in such capacity, “Administrative Agent”) for certain financial institutions (the “Lenders”), and (b) that certain Guaranty dated as of January 25, 2008 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Investor Guaranty”), executed and delivered by each of the undersigned (each an “Investor Guarantor”), in favor of Administrative Agent, Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Financing Agreement referred to in the Amendment.

Each Investor Guarantor hereby (a) acknowledges receipt by such Investor Guarantor of a copy of the Amendment, and (b) agrees that the Investor Guaranty remains in full in force and effect with respect to such Investor Guarantor and that the terms and provisions of the Amendment do not modify or otherwise affect in any way any of such Investor Guarantor’s obligations and liabilities under the Investor Guarantor, all of which obligations and liabilities are hereby ratified, confirmed and reaffirmed.

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Signature Pages Follow

IN WITNESS WHEREOF, the undersigned Investor Guarantor has caused this Acknowledgment to be executed by an officer thereunto duly authorized, as of the date set forth below.

WESTVIEW CAPITAL PARTNERS, L.P.

By:	WestView Capital Management, L.P.,
its general partner
By:	WVCP Management, LLC,
its general partner

By:	/s/ Carlo von Schroeter
Name:	Carlo von Schroeter
Title:	Manager

Dated as of February 28, 2010

IN WITNESS WHEREOF, the undersigned Investor Guarantor has caused this Acknowledgment to be executed by an officer thereunto duly authorized, as of the date set forth below.

PineBridge PEP III Direct, L.P.

By:	AIG PEP III Direct GP, L.P.,
its General Partner
By:	AIG PEP III Direct, LLC,
its General Partner
By:	PineBridge Investments LLC,
its Managing Member

By:	/s/ F.T. Chong
Name:	F.T. Chong
Title:	Managing Director

Dated as of March 8, 2010

IN WITNESS WHEREOF, the undersigned Investor Guarantor has caused this Acknowledgment to be executed by an officer thereunto duly authorized, as of the date set forth below.

PineBridge Vantage Partners, L.P.

By:	AIG Vantage Capital General Partner, L.P.,
its General Partner
By:	AIG Vantage Capital, LLC
its General Partner
By:	PineBridge Investments LLC,
its Managing Member

By:	/s/ F.T. Chong
Name:	F.T. Chong
Title:	Managing Director

Dated as of March 8, 2010

IN WITNESS WHEREOF, the undersigned Investor Guarantor has caused this Acknowledgment to be executed by an officer thereunto duly authorized, as of the date set forth below.

PineBridge PEP IV Co-Investment, L.P.

By:	AIG PEP IV Co-Investment GP, L.P.,
its General Partner
By:	AIG PEP IV Co-Investment GP, LLC,
its General Partner
By:	PineBridge Investments LLC,
its Managing Member

By:	/s/ F.T. Chong
Name:	F.T. Chong
Title:	Managing Director

Dated as of March 8, 2010

IN WITNESS WHEREOF, the undersigned Investor Guarantor has caused this Acknowledgment to be executed by an officer thereunto duly authorized, as of the date set forth below.

American International Group, Inc. Retirement Plan Master Trust

By:	PineBridge Investments LLC, the duly authorized investment adviser to the American International Group Inc. Retirement Plan Master Trust

By:	/s/ F.T. Chong
Name:	F.T. Chong
Title:	Managing Director

Dated as of March 8, 2010

IN WITNESS WHEREOF, the undersigned Investor Guarantor has caused this Acknowledgment to be executed as of the date set forth below.

/s/ Beth Angelo
Beth Angelo, an individual

Dated as of February 26, 2010

IN WITNESS WHEREOF, the undersigned Investor Guarantor has caused this Acknowledgment to be executed as of the date set forth below.

/s/ Laurie E. Bauguss
Laurie E. Bauguss, an individual

Dated as of February 26, 2010

IN WITNESS WHEREOF, the undersigned Investor Guarantor has caused this Acknowledgment to be executed as of the date set forth below.

/s/ Curtis Hill
Curtis Hill, an individual

Dated as of February 26, 2010

IN WITNESS WHEREOF, the undersigned Investor Guarantor has caused this Acknowledgment to be executed as of the date set forth below.

/s/ Jerrold Rosenbaum
Jerrold Rosenbaum, an individual

Dated as of March 2, 2010